UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 8, 2015 (June 3, 2015)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2015, Mack-Cali Realty Corporation (the “Company”), the general partner of Mack-Cali Realty, L.P. through which the Company conducts its business, issued a press release announcing the appointments of Mitchell E. Rudin as chief executive officer of the Company and Michael J. DeMarco as president and chief operating officer of the Company.  Both appointments are effective immediately.

Before joining the Company, Mr. Rudin, age 62, served as the president and chief executive officer of U.S. commercial operations at Brookfield Office Properties from June 2011 to June 2014, and prior to that he served as the president and chief executive officer of the New York Tri-State Region for CBRE, Inc. from 2006 to 2011.

Mr. DeMarco, age 55, has extensive experience in the areas of investment banking, capital markets, and restructuring of operations, which includes his time as a senior managing director at Lehman Brothers from 1993 to 2007, a managing director at Fortress Investment Group from 2007 to 2010, and an executive vice president at Vornado Realty Trust from 2010 to 2013.

Based on the recommendations of the executive compensation and option committee (the “Compensation Committee”) of the Board of Directors of the Company (the “Board of Directors”), the Board of Directors approved, and the Company entered into employment agreements dated June 3, 2015 with each of Messrs. Rudin (the “Rudin Employment Agreement”) and DeMarco (the “DeMarco Employment Agreement, and together with the Rudin Employment Agreement, the “ Executive Employment Agreements”) that each provide as follows:

•                                          A term that ends on December 31, 2018 (the “Employment Term”) unless earlier terminated;

•                                          An annual base salary for each of Messrs. Rudin and DeMarco of $700,000, subject to potential merit increases (but not decreases) each year;

•                                          A target annual bonus opportunity of one hundred percent (100%) base salary, or $700,000, for each of Messrs. Rudin and DeMarco, with a threshold bonus of fifty percent (50%), or $350,000, and a maximum bonus of two hundred percent (200%), or $1,400,000, a pro rata bonus opportunity for 2015 based on the Compensation Committee’s assessment of each executive’s development of a strategic plan for the Company and bonuses for 2016 and subsequent years to be based on objective performance goals to be established annually by the Compensation Committee;

•                                          2015 long-term incentive (“LTI”) awards under the Company’s 2013 Incentive Stock Plan (the “2015 LTI Awards”) to each of Messrs. Rudin and DeMarco with a grant date value of $1,300,000.  Twenty-five percent (25%), or $325,000, of the grant date value will be in the form of restricted stock units (“RSUs”) subject to time-based vesting over three years, and seventy-five percent (75%) of the grant date value, or $975,000, will be in the form of performance share units (“PSUs”) which will vest from 0 to 150% of the number of PSUs granted based on the Company’s total shareholder return relative to a peer group of equity office REITs over a three-year performance period.

•                                          LTI awards to be granted in 2016 substantially on the same terms and amounts as the 2015 LTI Awards;

•                                          The payment of dividend equivalents in respect of vested RSUs and PSUs;

•                                          The grant on June 5, 2015 (the “Grant Date”) of options to purchase 400,000 shares of the Company’s common stock, exercisable for a period of ten years with an exercise price equal to the closing price of the Company’s common stock on the NYSE on the Grant Date (which price was $17.31 per share), with 200,000 of such options vesting in three equal annual installments commencing on the first anniversary of the Grant Date, and 200,000 of such options vesting if the Company’s common stock trades at or above $25.00 per share for thirty consecutive trading days while the Executive is employed, or on or before June 30, 2019 if the Executive is employed for the entire Employment Term (except if the executive’s employment has been terminated by the Company for cause following expiration of the Term);

•                                          Upon a termination on account of death or disability, Mr. Rudin or Mr. DeMarco, or their respective beneficiaries in the case of death, will receive accrued and unpaid base salary, expense reimbursement and benefits under the Company’s health and welfare plans through the termination date, plus a prorated portion of the annual bonus payable for the year of such termination, and accelerated vesting of all equity grants with the vesting of performance-based LTI awards only accelerated based on performance as of the termination date; and

•                                          Upon a termination without “cause” (as defined in the Executive Employment Agreements) or by Mr. Rudin or Mr. DeMarco for “good reason” (as defined in the Executive Employment Agreements) during the term of the Executive Employment Agreement or thereafter during a “change in control period” (as defined in the Executive Employment Agreements), subject to the departing executive signing a release in the form attached to the Executive Employment Agreement, the departing executive will be entitled to the same benefits in the event of a termination due to death or disability, plus a lump sum cash payment equal to one and one-half (1.5) times the sum of (i) the executive’s annual base salary immediately prior to the termination date, and (ii) the executive’s target bonus for the year during which termination occurs; provided, however, that any such termination that occurs during the Employment Term but not during a “change in control period”, then the LTI awards (other than the 2015 LTI Awards, which shall vest in full) which are subject to time-vesting shall vest on a pro rata basis based on the number of days of the executive’s employment during the applicable annual vesting period through the termination date.

Under the Executive Employment Agreements, Messrs. Rudin and DeMarco will each be subject to certain restrictive covenants, including non-competition and non-solicitation covenants during their employment with the Company and for 12 months after termination of employment, in circumstances in which they are entitled to receive severance benefits under the Executive Employment Agreements following the termination of employment.

Concurrent with the appointments of Messrs. Rudin and DeMarco as executive officers of the Company, Mitchell E. Hersh resigned as president and chief executive officer pursuant to the terms and conditions of his separation and general release agreement with the Company dated November 4, 2014 as previously disclosed in the Company’s Current Report on Form 8-K as filed with the U.S. Securities and Exchange Commission on November 4, 2014.

Copies of the Rudin Employment Agreement and DeMarco Employment Agreement are filed herewith as Exhibits 10.1 and 10.2 and are incorporated herein by reference.  A copy of the Company’s press release announcing the appointments of Messrs. Rudin and DeMarco is filed herewith as Exhibit 99.1.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Employment Agreement dated June 3, 2015 by and between Mitchell E. Rudin and Mack-Cali Realty Corporation.

10.2	Employment Agreement dated June 3, 2015 by and between Michael J. DeMarco and Mack-Cali Realty Corporation.

99.1	Press Release of Mack-Cali Realty Corporation dated June 3, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: June 8, 2015	By:	/s/ Gary T. Wagner
Gary T. Wagner
Chief Legal Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: June 8, 2015	By:	/s/ Gary T. Wagner
Gary T. Wagner
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement dated June 3, 2015 by and between Mitchell E. Rudin and Mack-Cali Realty Corporation.

10.2	Employment Agreement dated June 3, 2015 by and between Michael J. DeMarco and Mack-Cali Realty Corporation.

99.1	Press Release of Mack-Cali Realty Corporation dated June 3, 2015.